UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): September 11, 2013 (September 9, 2013)

EVERTEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2013, the Company issued a press release announcing that Frank G. D’Angelo had been appointed to the Company’s Board of Directors (the “Board”), effective as of September 9, 2013. Mr. D’Angelo replaced Thomas M. White, who resigned as a member of the Board effective September 9, 2013. The Board determined that Mr. D’Angelo is independent within the rules and regulations of The New York Stock Exchange and Rule 10A-3 of the Securities and Exchange Act of 1934, as amended. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with his appointment, Mr. D’Angelo entered into an indemnification agreement with the Company, the terms of which are identical in all material respects to the form of indemnification agreement that the Company has previously entered into with each of its directors. The Company’s standard form of director indemnification agreement was described in, and previously filed as Exhibit 10.62 to, the Company’s Registration Statement on Form S-1 (File No. 333-186487), as amended.

Mr. D’Angelo was also awarded 3,075 restricted stock units with a grant date value of $75,000 in accordance with the Company’s independent director compensation policy. The restricted stock units will vest one year from the date of grant, provided Mr. D’Angelo is then providing service to the Company. The standard form of restricted stock unit award agreement was previously filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on August 14, 2013.

Item 8.01 Other Events.

On September 9, 2013, the Company issued a press release announcing the commencement of an underwritten public offering of 20,000,000 shares of its common stock by an affiliate of Apollo Global Management, LLC (“Apollo”), Popular, Inc., and certain officers, and current and former employees of the Company (collectively, the “Selling Stockholders”). The underwriters of the offering will have the option to purchase up to an additional 3,000,000 shares of common stock from Apollo. The Selling Stockholders will receive all of the proceeds from the offering. A copy of the press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, on September 9, 2013, the Company issued a press release announcing the partial release of certain lock-up agreements entered into in connection with its initial public offering in April 2013. A copy of the press release is being filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Press Release announcing new director issued by EVERTEC, Inc. dated September 9, 2013.

99.2	Press Release announcing commencement of secondary offering issued by EVERTEC, Inc. dated September 9, 2013.

99.3	Press Release announcing partial release of lock-up agreement issued by EVERTEC, Inc. dated September 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: September 11, 2013	By:	/s/ Juan J. Román
Name: Juan J. Román Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release announcing new director issued by EVERTEC, Inc. dated September 9, 2013.

99.2	Press Release announcing commencement of secondary offering issued by EVERTEC, Inc. dated September 9, 2013.

99.3	Press Release announcing partial release of lock-up agreement issued by EVERTEC, Inc. dated September 9, 2013.